Exhibit 21.1

IQVIA Holdings Inc. Subsidiary Listing - as of 12/31/2025
Subsidiary	Jurisdiction or State of Organization
159 Solutions, LLC	California
159 Technology Solutions Private Ltd	India
1HQ (NL) B.V.	Netherlands
1HQ Limited	United Kingdom
1HQ Singapore Pte Ltd	Singapore
1HQ USA, LLC	New York
Accurate Health Auditing and Consulting Société Anonyme of Coordination Organisation & Health Investments	Greece
AECIO IT Solutions India Private Ltd.	India
AIT Bioscience LLC	Indiana
ALIMED Egészségügyi Szolgáltató Korlátolt Felelősségű Társaság	Hungary
Allcare Plus Pharmacy LLC	Massachusetts
Apira Limited	United Kingdom
Apuro.com K.K.	Japan
Arc Bio Communications Limited	United Kingdom
Ascott Sales Integration Pty Ltd	Australia
Asesorias IQVIA Solutions Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Avacare Clinical Research Network (Shanghai) Co., Ltd.	China
Battaerd Mansley Pty. Ltd.	Australia
Benefit Holding, Inc.	North Carolina
Bioaxis Healthcare Southeast Europe Home Health Services Single Member Societe Anonyme	Greece
Biofortis, LLC	Delaware
Bioteknica, LLC	Florida
Brandshapers Ltd	Ireland
Bridgethorne Limited	United Kingdom
BuzzeoPDMA LLC	Delaware
BYKAIROS SAS	France

CDS - Centre de Service SAS	France
Cedar Gate Partners, LLC	Connecticut
Cedar Gate Services Pvt. Ltd.	Nepal
Cedar Gate Technologies, Inc.	Delaware
Cedar Gate Technology Solutions, Inc.	Delaware
Cegedim Venezuela C.A.	Venezuela
Cenduit Limited	United Kingdom
Ceuta Healthcare Limited	United Kingdom
Ceuta Holdings Limited	United Kingdom
Ceuta International Limited	United Kingdom
CFS Clinical UK Limited	United Kingdom
Citra Health Solutions Datawing, LLC	Delaware
Click Consult Limited	United Kingdom
Clinical Financial Services, LLC	Pennsylvania
Clinical Lab Minority Shareholder Limited	United Kingdom
Clintec International (Pty) Ltd.	South Africa
Clintec International (Thailand) Limited	Thailand
Clintec International doo	Serbia
Clintec International FZ-LLC	United Arab Emirates
Clintec International LLC	Ukraine
Clintec International Ltd.	United Kingdom
Clintec International Norway AS	Norway
Clintec International Off-Shore S.A.L.	Lebanon
Clintec International Pte Ltd.	Singapore
Clintec International RUS LLC	Russia
Clintec Luxembourg S.A.	Luxembourg
Clintec Turkey Medikal ve Farmasotik Hizmetler Ticaret Limited Sirketi	Turkey
Cogvio, s.r.o.	Czechia
Compliant Community Projects (Pty) Ltd.	South Africa
CONVEMA Versorgungsmanagement GmbH	Germany
CQT Zorg & Gezondheid B.V	Netherlands
CRO Solutions Limited	United Kingdom

CT Consulting Inc.	Philippines
Data Niche Associates, Inc.	Illinois
Dataline Software Limited	United Kingdom
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
DAVASO GmbH	Germany
Deerwalk, Inc.	Delaware
DrugDev Limited	United Kingdom
Emerald Star Holdings LLC	Washington
Enli Health Intelligence Corporation	Delaware
EPG Communication Holdings Limited	United Kingdom
EURL IQVIA ALGERIA	Algeria
EUROPEAN PHARMACEUTICAL PROMOTION EPP SAS	France
Excel Life Sciences Private Limited	India
FACT	France
Fallon Medica LLC	Delaware
Forcea NV	Belgium
Foresight IT Solutions and Consulting India Private Limited	India
GCE Clin Solutions Limited	United Kingdom
GCE Global Solutions, LLC	Delaware
GCE Solutions International, LLC	Delaware
GCE Solutions, S. de R.L. de C.V.	Mexico
Gen-Pharma (UK) Ltd	United Kingdom
GHA Buyer, Inc.	Delaware
GHA Intermediate, Inc.	Delaware
Gha Orthopedic Alliance, LLC	Texas
Gha Women'S Health Alliance, LLC	Texas
Global Cardiovascular Alliance, LLC	Texas
Global Crown Investment Limited	Hong Kong
Global Healhcare Alliance Holdings, Inc.	Texas
Global Healthcare Alliance, Inc.	Delaware
Grace Data Corp.	California

HCP Management Operations, Inc.	Delaware
Healthcare Business Information Limited	United Kingdom
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	United Kingdom
Iasist SAU Agencia en Chile	Chile
ILANE SAS	France
IM Associates BV	Belgium
ImmunXperts	Belgium
IMR International (Australia) PTY Ltd	Australia
IMS (UK) Pension Plan Trustee Company Limited	United Kingdom
IMS Health de Venezuela, C.A.	Venezuela
IMS Health Group Limited	United Kingdom
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions India Private Ltd.	India
IMS Health Networks Limited	United Kingdom
IMS Health Paraguay Srl	Paraguay
IMS Health Uruguay S.A.	Uruguay
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Software Services Ltd.	Delaware
Incarnus Malaysia Sdn Bhd	Malaysia
Innovex Merger Corp.	North Carolina
Innovex Sağlık Hizmetleri Araştırma Pazarlama Danışmanlık Sanayi ve Ticaret Limited Şirketi	Turkey
Innovex Saglik Urunleri Pazarlama ve Hizmet Danismanlik Anonim Sirketi	Turkey
Inteliquet, Inc.	Delaware
Intercontinental Medical Statistics International, Ltd.	Delaware
Intercontinental Medical Statistics Kenya Ltd.	Kenya
Interface Clinical Services Ltd.	United Kingdom
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IQVIA Medical Development (Dalian) Co., Ltd.	China
IQVIA (Thailand) Co., Ltd.	Thailand

IQVIA Adriatic d.o.o. za Konzalting	Croatia
IQVIA Afrique de l’Ouest Francophone	Cote d'Ivoire
IQVIA AG	Switzerland
IQVIA Analytics Services Private Limited	India
IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungsgesellschaft mbH	Germany
IQVIA BioSciences Holdings, LLC	Delaware
IQVIA Biotech LLC	Delaware
IQVIA Biotech Ltd.	United Kingdom
IQVIA Cancer Research	Belgium
IQVIA Chinametrik LLC	Delaware
IQVIA Clinical AB	Sweden
IQVIA Commercial Deutschland Gmbh	Germany
IQVIA Commercial Finance Inc.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA Commercial Rus LLC	Russia
IQVIA Commercial Trading LLC	Delaware
IQVIA Consulting and Information Services India Private Limited	India
IQVIA CSMS GmbH	Germany
IQVIA CSMS US Inc.	Delaware
IQVIA Digital Inc.	Delaware
IQVIA Finance Ltd.	United Kingdom
IQVIA Finland Oy	Finland
IQVIA FZ-LLC	United Arab Emirates
IQVIA Government Solutions Inc.	Delaware
IQVIA Health Transformation Private Limited	India
IQVIA Healthcare - Sole Proprietorship L.L.C.	United Arab Emirates
IQVIA Healthcare Consulting LLC	Palestine
IQVIA Healthcare for Health Consulting LLC	Palestine
IQVIA Hellas Technology Solutions Single Member S.A.	Greece
IQVIA Holdings (UK) Ltd.	United Kingdom

IQVIA Holdings Asia Pte. Ltd.	Singapore
IQVIA Holdings France SAS	France
IQVIA Holdings Inc.	Delaware
IQVIA IES Brasil Ltda.	Brazil
IQVIA IES Denmark ApS	Denmark
IQVIA IES Europe Limited	United Kingdom
IQVIA IES European Holdings	United Kingdom
IQVIA IES Overseas Holdings Limited	United Kingdom
IQVIA IES Puerto Rico Inc.	Puerto Rico
IQVIA IES South Africa (Pty) Limited	South Africa
IQVIA IES UK Limited	United Kingdom
IQVIA Inc.	Delaware
IQVIA Information Medical Statistics (Israel) Ltd.	Israel
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Integrated Services NL	Netherlands
IQVIA Investment Holdings Limited	United Kingdom
IQVIA Korea Co. Ltd.	Republic of Korea
IQVIA Laboratories (Beijing) Co. Ltd.	China
IQVIA Laboratories Asia Pte. Ltd.	Singapore
IQVIA Laboratories Canada Inc.	Canada
IQVIA Laboratories Holdings LLC	Delaware
IQVIA Laboratories Japan K.K.	Japan
IQVIA Laboratories LLC	North Carolina
IQVIA Laboratories Ltd	United Kingdom
IQVIA Lebanon S.a.r.l.	Lebanon
IQVIA Life Sciences Solutions (Shanghai) Co., Ltd	China
IQVIA Ltd.	United Kingdom
IQVIA Maroc S.à r.l.	Morocco
IQVIA Medical Development (Hefei) Co., Ltd.	China
IQVIA MedTech Inc.	Delaware
IQVIA MedTech NV	Belgium

IQVIA Operations France SAS	France
IQVIA Pharma Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA Quality Metric Inc.	Delaware
IQVIA RDS (India) Private Ltd.	India
IQVIA RDS (Shanghai) Co., Ltd.	China
IQVIA RDS and Integrated Services Belgium NV	Belgium
IQVIA RDS Argentina S.R.L.	Argentina
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS Bulgaria EOOD	Bulgaria
IQVIA RDS Canada ULC	Canada
IQVIA RDS Canada West ULC	Canada
IQVIA RDS Chile	Chile
IQVIA RDS Clindata (Pty.) Ltd.	South Africa
IQVIA RDS Clindepharm (Pty.) Ltd.	South Africa
IQVIA RDS Colombia S.A.S.	Colombia
IQVIA RDS Costa Rica S.A.	Costa Rica
IQVIA RDS Czech Republic s.r.o.	Czechia
IQVIA RDS d.o.o. Beograd	Serbia
IQVIA RDS Denmark A/S	Denmark
IQVIA RDS East Africa Limited	Kenya
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS Egypt LLC	Egypt
IQVIA RDS Estonia OU	Estonia
IQVIA RDS Finland Oy	Finland
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina

IQVIA RDS GesmbH	Austria
IQVIA RDS GmbH	Germany
IQVIA RDS Guatemala, S.A.	Guatemala
IQVIA RDS Hellas Single Member S.A.	Greece
IQVIA RDS Holdings	United Kingdom
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Hungary Pharmaceutical Development and Consulting Limited Liability Company	Hungary
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS Israel Ltd.	Israel
IQVIA RDS Italy SRL	Italy
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Latvia SIA	Latvia
IQVIA RDS Malaysia Sdn. Bhd.	Malaysia
IQVIA RDS Netherlands B.V.	Netherlands
IQVIA RDS Nigeria Limited	Nigeria
IQVIA RDS Norway	Norway
IQVIA RDS Panama Inc.	Panama
IQVIA RDS Peru S.r.l.	Peru
IQVIA RDS Philippines Inc.	Philippines
IQVIA RDS Poland Sp. Zoo	Poland
IQVIA RDS Pty. Limited	Australia
IQVIA RDS Pty. Ltd.	New Zealand
IQVIA RDS Slovakia, s.r.o.	Slovakia
IQVIA RDS Software Services LLC	Delaware
IQVIA RDS South Africa (Pty.) Ltd.	South Africa
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Taiwan Ltd.	Taiwan
IQVIA RDS UAB	Lithuania
IQVIA RDS UK Holdings Ltd.	United Kingdom
IQVIA RDS Ukraine	Ukraine
IQVIA RDS Vietnam LLC	Vietnam

IQVIA Regional Headquarter	Saudi Arabia
IQVIA Research and Development Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Romania S.R.L.	Romania
IQVIA Services Japan LLC/IQVIA Services Japan G.K.	Delaware
IQVIA Site Solutions Japan GK	Japan
IQVIA Soluções de Tecnologia do Brasil Ltda	Brazil
IQVIA Solutions (NZ) Limited	New Zealand
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czechia
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Asia Pte. Ltd	Singapore
IQVIA Solutions Australia Holdings Pty. Ltd.	Australia
IQVIA Solutions Australia Pty. Ltd.	Australia
IQVIA Solutions B.V.	Netherlands
IQVIA Solutions Bangladesh Limited	Bangladesh
IQVIA Solutions Belgium BV	Belgium
IQVIA Solutions Bolivia S.R.L.	Bolivia
IQVIA Solutions Bulgaria Eood	Bulgaria
IQVIA Solutions Canada Inc.	Canada
IQVIA Solutions Colombia S.A.	Colombia
IQVIA Solutions Consulting Myanmar Company Limited	Myanmar
IQVIA Solutions del Peru S.A.	Peru
IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions do Brasil Ltda.	Brazil
IQVIA Solutions Egypt Ltd.	Egypt
IQVIA Solutions Enterprise Management Consulting (Hainan) Co., Ltd.	China
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd.	China
IQVIA Solutions Finance B.V.	Netherlands
IQVIA Solutions Finance UK I Ltd.	United Kingdom
IQVIA Solutions Finance UK II Ltd.	United Kingdom
IQVIA Solutions Finance UK III Ltd.	United Kingdom
IQVIA Solutions Finance UK V Ltd.	United Kingdom

IQVIA Solutions Global Holdings UK Ltd.	United Kingdom
IQVIA Solutions Hong Kong Limited	Hong Kong
IQVIA Solutions HQ Ltd.	United Kingdom
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Italy S.r.l.	Italy
IQVIA Solutions Japan LLC/IQVIA Solutions Japan G.K.	Delaware
IQVIA Solutions Kazakhstan LLC	Kazakhstan
IQVIA Solutions Korea Ltd.	Republic of Korea
IQVIA Solutions Kuwait for Technical Consultations	Kuwait
IQVIA Solutions Lanka (Private) Limited	Sri Lanka
IQVIA Solutions LLC	Russia
IQVIA Solutions Luxembourg S.à r.l.	Luxembourg
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA Solutions Operations Center Philippines Inc.	Philippines
IQVIA Solutions Pakistan (Private) Limited	Pakistan
IQVIA Solutions Philippines Inc.	Philippines
IQVIA Solutions Poland Sp. z o.o	Poland
IQVIA Solutions Portugal, Unipessoal Lda	Portugal
IQVIA Solutions Puerto Rico Inc.	Puerto Rico
IQVIA Solutions Regional Pte. Ltd.	Singapore
IQVIA Solutions Republica Dominicana, S.R.L.	Dominican Republic
IQVIA Solutions s.r.o.	Slovakia
IQVIA Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Taiwan Ltd.	Taiwan
IQVIA Solutions Tunisia S.à r.l.	Tunisia
IQVIA Solutions UK Investments Ltd.	United Kingdom
IQVIA Solutions UK Limited	United Kingdom
IQVIA Sweden AB	Sweden
IQVIA Technology Services Ltd.	United Kingdom
IQVIA Technology Solutions Colombia Ltda.	Colombia

IQVIA Technology Solutions Egypt LLC	Egypt
IQVIA Technology Solutions Romania Srl	Romania
IQVIA Technology Solutions s.r.o.	Slovakia
IQVIA Technology Solutions s.r.o.	Czechia
IQVIA Technology Solutions Ukraine LLC	Ukraine
IQVIA Technology Tunisia S.à r.l.	Tunisia
IQVIA Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey
IQVIA Trading Management Inc.	Delaware
IQVIA West Africa	Senegal
IQVIA World Publications Ltd.	United Kingdom
IQVIA Zagreb d.o.o.	Croatia
IVM Plus GmbH	Germany
Kun Tai Medical Development Hong Kong Limited	Hong Kong
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorio Commuq Pharma SLU	Spain
LH Perspectives Limited	United Kingdom
Linguamatics Limited	United Kingdom
Linguamatics Solutions Limited	United Kingdom
LINICA, Inc.	Japan
M&H Informatics (BD) Ltd.	Bangladesh
MCRA (U.K.) Ltd.	United Kingdom
MCRA Germany GmbH	Germany
MCRA Switzerland GmbH	Switzerland
MCRA, LLC	Delaware
MedForce Medical Education, LLC	Delaware
Medicines Evaluation Unit Limited	United Kingdom
Medpages International Proprietary Limited	South Africa
Med-Vantage, Inc.	Delaware
Mercados Y Analisis, S.A.	Spain
Mercurial Insights Holding Pty. Ltd.	Australia
Mercurial Insights Pty. Ltd.	Australia
Meridian Research Vietnam Ltd.	Vietnam

Metrika Business Intelligence Consulting, Inc.	Canada
Mighty myT, Inc	Japan
MZI Healthcare, LLC	Florida
New Experimental Therapeutics Of San Antonio, LLC	Texas
Nexelis Europe	Belgium
Nexelis Group LLC	Delaware
Nexelis Marburg GmbH	Germany
NEXT BRASIL LTDA.	Brazil
Next Texas, LLC	Texas
NEXT Virginia, LLC	Texas
Novasyte Services Corp.	Canada
Novasyte, LLC	California
Novex Pharma Laboratorio S.L.	Spain
Nuevo Health Pty Limited	Australia
Omni Care Consult	Belgium
Open Applications Consulting Limited	Ireland
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	United Kingdom
Orange Health Solutions, Inc.	Delaware
Outcome Sciences, LLC	Delaware
Penderwood Limited	United Kingdom
Pharma Deals Limited	United Kingdom
Pharma Strategy Group Limited	United Kingdom
Pharmaforce, S.A. de C.V.	Mexico
PharmaReview Limited	United Kingdom
Pharmaspectra Group Ltd.	United Kingdom
Pharmaspectra Informatics Private Limited	India
Phoenix Group Holdings, LLC	New Jersey
PJ Monoceros-O K.K.	Japan
PJ Monoceros-OO K.K.	Japan
Polaris Management Partners, LLC	New Jersey
Polaris Solutions Ltd.	Hong Kong

Polaris Solutions, LLC	New York
PR Editions S.A.S.	France
Prioritis Limited	United Kingdom
Privacy Analytics Inc.	Canada
Prometheus Research, LLC	Connecticut
PT IQVIA RDS Indonesia	Indonesia
PT IQVIA Solutions Indonesia	Indonesia
Purple Moon Agency LLC	Colorado
Q Squared Solutions (Pty) Ltd	South Africa
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions B.V.	Netherlands
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	United Kingdom
Q Squared Solutions China Limited	United Kingdom
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Group Inc.	Delaware
Q Squared Solutions Holdings B.V.	Netherlands
Q Squared Solutions Holdings Limited	United Kingdom
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions S.A.	Argentina
QCare Site Services, Inc.	North Carolina
Q-Consult Zorg Groep B.V.	Netherlands
QH Research Limited	United Kingdom
Q-Talent B.V.	Netherlands
Quality Health Limited	United Kingdom
Quintiles Benin S.A.R.L.U.	Benin
Quintiles Commercial Laboratorio S.L.U.	Spain
Quintiles Finance Uruguay S.r.L.	Uruguay
Quintiles Mauritius Holdings	Mauritius
Quintiles Medical Development (Shanghai) Co., Ltd.	China
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles West Africa Limited	Ghana

RCA Factory SAS	France
RedPharma SA	Belgium
REPSCO Promotion SAS	France
REPSCO RECRUTEMENT FORMATION SAS	France
Rules-Based Medicine Inc.	Delaware
RxJet Transportation Services Corp.	Delaware
Sales & Marketing Outsource Solutions Ltd	Ireland
Salesway SAS	France
Shanghai Illuminera Digital Technology Co., Ltd.	China
Simpson Healthcare Executives, LLC	Connecticut
Source Informatics Limited	United Kingdom
StatFin Estonia OÜ	Estonia
STI Technologies Limited	Canada
Summit Global Health, LLC	Connecticut
Throtle Holdings Inc.	Delaware
UAB IQVIA Commercial	Lithuania
Value Outcomes s.r.o.	Czechia
Valuecentric Privacy Solutions LLC	Delaware
Vivacity Health Pty. Ltd.	Australia
Vorpal Technologies KK	Japan
WHIZDOTAI INDIA PRIVATE LIMITED	India